Cerner to Acquire Siemens Health Services August 5, 2014 Health care is too important to stay the same.TM

BRNDEXP 2.1 0714 © 2014 Cerner Corporation. All rights reserved. This document contains Cerner confidential and/or proprietary information belonging to Cerner Corporation and/or its related affiliates which may not be reproduced or transmitted in any form or by any means without the express written consent of Cerner 2 Participants • Neal Patterson Chairman of the Board, Chief Executive Officer and Co-Founder • Zane Burke President • Jeff Townsend Executive Vice President and Chief of Staff • Marc Naughton Executive Vice President and Chief Financial Officer

BRNDEXP 2.1 0714 © 2014 Cerner Corporation. All rights reserved. This document contains Cerner confidential and/or proprietary information belonging to Cerner Corporation and/or its related affiliates which may not be reproduced or transmitted in any form or by any means without the express written consent of Cerner 3 Safe Harbor Statement All statements in this presentation that do not directly and exclusively relate to historical facts constitute forward- looking statements. Statements relating to the expected benefits of the proposed transaction and Cerner’s post- transaction plans, objectives, expectations and intentions are examples of such forward-looking statements. These forward-looking statements are based on the current beliefs, expectations and assumptions of Cerner’s management with respect to future events and are subject to a number of significant risks and uncertainties. It is important to note that Cerner's performance, and actual results, financial condition or business could differ materially from those expressed in such forward-looking statements. In many instances, the words “projected”, "guidance", "expects", “estimate”, "will" or the negative of these words, variations thereof or similar expressions are intended to identify such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: risks inherent with business acquisitions and integrations such as difficulties and operational and financial risks associated with integrating Cerner and the acquired business; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreements; the risk that the necessary regulatory approvals may not be obtained in a timely manner or may be obtained subject to conditions that are not anticipated; the risk of uncertainty as to timing of the consummation of the acquisition; risks that any of the closing conditions to the proposed transaction may not be satisfied or may not be satisfied in a timely manner; risks related to disruption of management time from ongoing business operations due to the proposed transaction; failure to realize the synergies and other benefits expected from the proposed transaction; risk that the assets and business acquired may not continue to be commercially successful; the effect of the announcement of the proposed transaction and the transaction itself on the ability of Cerner to retain customers and retain and hire key personnel and maintain relationships with key suppliers; unexpected costs, charges or expenses resulting from the transaction; and litigation or claims relating to the transaction or the acquired assets and business. Additional discussion of other risks, uncertainties and factors affecting Cerner's business is contained in Cerner's filings with the Securities and Exchange Commission. The reader should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. Cerner undertakes no obligation to update forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time.

BRNDEXP 2.1 0714 © 2014 Cerner Corporation. All rights reserved. This document contains Cerner confidential and/or proprietary information belonging to Cerner Corporation and/or its related affiliates which may not be reproduced or transmitted in any form or by any means without the express written consent of Cerner 4 Cerner to Acquire Siemens Health Services • Enhances Cerner’s position as a global leader in HCIT • Combined 2014E revenue of over $4.5 billion • Combined annual R&D investment of over $650 million • Combined presence in over 18,000 client facilities, including leading health systems in all major markets • Over 20,000 associates in more than 30 countries post acquisition • Formation of global alliance with Siemens to fund innovation

BRNDEXP 2.1 0714 © 2014 Cerner Corporation. All rights reserved. This document contains Cerner confidential and/or proprietary information belonging to Cerner Corporation and/or its related affiliates which may not be reproduced or transmitted in any form or by any means without the express written consent of Cerner 5 Siemens Health Services Overview • Fiscal Year 2014 estimated revenue of ~$1.2 billion • Approximately 5,000 client facilities in over 40 countries with both direct and indirect sales channels • Over 5,000 associates worldwide • Siemens Health Services is a global provider of health care information technology solutions • Broad portfolio of enterprise-level clinical and financial health care IT systems, as well as departmental and connectivity solutions, and population health and care coordination • Complementary and supporting services include hosting and managed services, implementation services, and strategic consulting, as well as clearinghouse and health information exchange capabilities • Strong track record in revenue cycle management solutions • Strong presence in Germany, Sweden, Austria, Spain, Norway and the Netherlands

BRNDEXP 2.1 0714 © 2014 Cerner Corporation. All rights reserved. This document contains Cerner confidential and/or proprietary information belonging to Cerner Corporation and/or its related affiliates which may not be reproduced or transmitted in any form or by any means without the express written consent of Cerner 6 Key Transaction Terms Purchase Price Financial Impact Closing and Approvals • $1.3 billion to acquire Siemens Health Services from Siemens AG • Asset purchase on a cash-free, debt-free basis • 100% cash consideration • Expect to fund acquisition with cash on hand at Cerner • Projected to be more than $0.15 accretive to non-GAAP(1) EPS in 2015 and more than $0.25 accretive in 2016 • Projected annual pre-tax synergies from cross selling and cost savings to be greater than $175 million by 2017 • Expected to close in early 2015 • Subject to regulatory approval and other customary closing conditions (1) Before share-based compensation, one-time transaction costs, and acquisition-related amortization and deferred revenue adjustments

BRNDEXP 2.1 0714 © 2014 Cerner Corporation. All rights reserved. This document contains Cerner confidential and/or proprietary information belonging to Cerner Corporation and/or its related affiliates which may not be reproduced or transmitted in any form or by any means without the express written consent of Cerner 7 Clear Strategic Rationale • Enhances Cerner’s position as a leader in post-Meaningful Use era • Cerner’s proven solutions and services available across an expanded client base • Significant R&D investment drives innovation • Over $650 million annual investment, continued focus on physician, revenue cycle and population health • Enhances Cerner’s robust standalone organic growth opportunities • Expands base into which Cerner can sell its broad suite of solutions and services • Complementary geographic footprints enhance worldwide HCIT presence Strategic acquisition that adds impressive client base and knowledgeable and experienced associates that will continue to drive our growth and innovation

BRNDEXP 2.1 0714 © 2014 Cerner Corporation. All rights reserved. This document contains Cerner confidential and/or proprietary information belonging to Cerner Corporation and/or its related affiliates which may not be reproduced or transmitted in any form or by any means without the express written consent of Cerner 8 Cerner – Siemens Alliance Benefits • Demonstrate joint commitment to clients and HIT industry • Innovation: Advance solutions through sharing monetary and engineering resources • Further develop partnership with strategic clients • Jointly invest in innovative projects that integrate health IT with medical technology • Enhance workflows • Improve clinical outcomes • Supports Siemens commitment to advancing HIT with their modality clients • Terms • 3 year initial term • $50M USD investment each • Initial areas of funding • Laboratory automation • Cardiology information systems Strategic Global Alliance with Siemens Lab and Imaging Capabilities EMR Capabilities

Questions Health care is too important to stay the same.TM